SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 5, 2001

MONTGOMERY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Indiana	35-1962246
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

119 East Main Street, Crawfordsville, Indiana	47933
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 362-4710

N/A

(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

           (c) Exhibits

                 99.1 Press Release issued June 5, 2001.

Item 9. Regulation FD Disclosure

        Registrant is furnishing to the Securities and Exchange Commission the information about the Registrant attached to this Form 8-K as Exhibit 99.1. The Registrant undertakes no obligation to update this information to reflect subsequently occurring events or circumstances.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MONTGOMERY FINANCIAL CORPORATION
Date: June 7, 2001	By: /s/ J. Lee Walden J. Lee Walden President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 5, 2001